BHIRUD FUNDS INC.

Supplement to Prospectus and

Statement of Additional Information dated November 30, 2011

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Apex Mid Cap Growth Fund

The following information supplements and amends information concerning Apex Mid Cap Growth Fund:

The Board of Directors of Bhirud Funds Inc. has approved the liquidation of Apex Mid Cap Growth Fund (the “Fund”) effective on or about November 14, 2012.  Suresh L. Bhirud, the beneficial owner of a majority of the outstanding shares of the Fund, has also voted to liquidate the Fund.  An information statement describing the Plan of Liquidation for the Fund will be mailed to shareholders of the Fund prior to the liquidation.  Shareholders may redeem their shares at any time through November 14, 2012.

In order to achieve an orderly liquidation, the Fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

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Investors Should Retain this Supplement for Future Reference

October 9, 2012